Investment Strategy - Franklin Dividend Growth ETF	Mar. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

Under normal circumstances, the Fund invests at least 80% of its net assets in “dividend growth” companies. For this purpose, dividend growth companies include companies (or securities issued by such companies) with a history of paying consistent or increasing dividends or that the investment manager believes have the potential to increase future dividend payments based on dividend growth rate estimates from third-party and internal sources.

The Fund invests predominantly in equity securities, primarily common stock. Equity securities include common stocks, preferred stocks, depositary receipts, and securities convertible into common stocks, as well as equity-related instruments. The Fund may invest in companies of any size, across the entire market capitalization spectrum. The Fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the Fund may have significant positions in particular sectors, such as technology, industrials or healthcare. The Fund may invest up to 25% of its total assets in foreign securities (typically through the purchase of depositary receipts).

When choosing investments for the Fund, the investment manager applies a research-driven, “bottom up” fundamental approach. As a “bottom-up” investor focusing primarily on individual securities, the investment manager looks for companies that it believes meet the criteria for dividend growth above and are fundamentally sound and attempts to acquire them at attractive prices. In constructing the Fund’s portfolio, the investment manager does not necessarily focus on companies whose securities pay a high dividend rate but rather seeks to identify companies that have historically increased or the investment manager believes have the potential to increase their dividend payments.